Amplify Cybersecurity ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 95.7%	Shares	Value
Industrials - 16.6%
Booz Allen Hamilton Holding Corp.	435,551	$67,031,299
General Dynamics Corp.	262,669	76,210,783
Leidos Holdings, Inc.	461,385	67,306,844
Northrop Grumman Corp.	180,323	78,611,812
		289,160,738

Information Technology - 79.1%(a)
Broadcom, Inc.	113,060	181,521,222
Check Point Software Technologies, Ltd.(b)	414,652	68,417,580
Cisco Systems, Inc.	2,471,101	117,402,008
Cloudflare, Inc. - Class A(b)(c)	956,464	79,223,913
Crowdstrike Holdings, Inc. - Class A(b)(c)	256,016	98,102,771
CyberArk Software, Ltd.(b)	252,881	69,142,723
F5, Inc.(b)(c)	330,882	56,987,807
Fastly, Inc. - Class A(b)(c)	4,265,319	31,435,401
Fortinet, Inc.(b)	1,345,622	81,100,638
Gen Digital, Inc.	2,475,867	61,847,158
Okta, Inc.(b)	689,173	64,513,484
Palo Alto Networks, Inc.(b)	238,570	80,877,616
Qualys, Inc.(b)(c)	345,193	49,224,522
Rapid7, Inc.(b)(c)	1,096,790	47,414,232
SentinelOne, Inc. - Class A(b)(c)	2,921,151	61,490,229
Tenable Holdings, Inc.(b)	1,128,574	49,183,255
Trend Micro, Inc./Japan	1,138,823	46,236,808
Varonis Systems, Inc.(b)(c)	1,120,205	53,736,234
Zscaler, Inc.(b)(c)	385,549	74,098,662
		1,371,956,263
TOTAL COMMON STOCKS (Cost $1,487,558,184)		1,661,117,001

SHORT-TERM INVESTMENTS - 9.1%
Investments Purchased with Proceeds from Securities Lending - 4.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.53%(d)	84,745,372	84,745,372

Money Market Funds - 4.2%	Shares
Invesco Government & Agency Portfolio -Institutional Class, 5.25%(d)	72,656,723	72,656,723
TOTAL SHORT-TERM INVESTMENTS (Cost $157,402,095)		157,402,095

TOTAL INVESTMENTS - 104.8% (Cost $1,644,960,279)		$1,818,519,096
Liabilities in Excess of Other Assets - (4.8)%		(83,707,697)
TOTAL NET ASSETS - 100.0%		$1,734,811,399

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $83,247,588 which represented 4.8% of net assets.
(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Cybersecurity ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	1,661,117,001	–	–	1,661,117,001
Investments Purchased with Proceeds from Securities Lending(a)	-	–	–	84,745,372
Money Market Funds	72,656,723	–	–	72,656,723
Total Investments	1,818,519,096	–	–	1,818,519,096

Refer to the Schedule of Investments for additional information.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.